SUPPLEMENT TO:
CALVERT VARIABLE SERIES, INC. (“CVS”)
Calvert VP SRI Mid Cap Growth Portfolio
Calvert VP SRI Balanced Portfolio
CALVERT VARIABLE PRODUCTS, INC. (“CVP”)
Calvert VP SRI Large Cap Value Portfolio
Calvert VP S&P 500 Index Portfolio
Calvert VP S&P MidCap 400 Index Portfolio
Calvert VP Nasdaq 100 Index Portfolio
Calvert VP Russell 2000 Small Cap Index Portfolio
Calvert VP EAFE International Index Portfolio
Calvert VP Investment Grade Bond Index Portfolio
Calvert VP Natural Resources Portfolio
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2015
Date of Supplement: July 22, 2015
Under “Supplemental Information on Investment Policies and Risks” on page 8, delete the third paragraph under the heading “Acquired Funds and Notes – Exchange-Traded Funds (“ETFs”)” and replace it with the following:
SRI Mid Cap Growth may purchase shares of ETFs for the limited purpose of managing the Portfolio’s cash position consistent with the Portfolio’s applicable benchmark. For example, an ETF may be purchased if the Portfolio has excess cash and it may be held until the Advisor and/or Subadvisor decides to make other permissible investments. Similarly, if the Portfolio should receive a large redemption request, the Portfolio could sell some or all of an ETF position to raise cash.
Under “Supplemental Information on Investment Policies and Risks” on page 8, delete the last sentence of the fourth paragraph.